EXHIBIT 23.1
                                                                    ------------



                       CONSENT OF INDEPENDENT ACCOUNTANTS








    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-47258) of CAS Medical Systems, Inc. of our report dated January 30, 2003 related to the financial statements, which appears in this Form 10-KSB.


/s/PricewaterhouseCoopers LLP


Hartford, Connecticut
March 28, 2003